SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 12, 1996


                                    PSC Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    New York
                 (State or other jurisdiction of Incorporation)

       0-9919                                               16-096936
(Commission File Number)                       (IRS Employer Identification No.)

                    675 Basket Road, Webster, New York 14580
                    (Address of Principal Executive Offices)

                                 (716) 265-1600
              (Registrant's Telephone Number, including Area Code)







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Item 2.  Acquisition or Disposition of Assets

         (a) On July 12, 1996, (the "Closing Date"), pursuant to and in accordance with the terms of the Asset and Stock Purchase Agreement dated May 20, 1996 by and among PSC Inc. (the "Company"), Spectra-Physics, Inc., a Delaware corporation ("Spectra-Physics"), and Spectra-Physics Holding. S.A., a French corporation ("Spectra SA") and collectively with Spectra-Physics, the "Sellers") (such Asset and Stock Purchase Agreement, as amended, the "Acquisition Agreement"), (i) PSC Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Acquisition Corp.") purchased from Spectra-Physics all of the issued and outstanding shares of capital stock of Spectra-Physics Scanning Systems, Inc., a Delaware corporation ("Scanning") (such shares, the "Scanning Shares") and the US Assets (as defined in the Acquisition Agreement, (ii) the Company purchased from Spectra SA all of the issued and outstanding shares of capital stock of TXCOM S.A., a French Corporation ("TxCom"), owned by Spectra S.A. (the "TxCom Shares") (being 7,235 shares of common stock representing 72% of the issued and outstanding capital stock of TxCom) and was assigned the TxCom Contracts (as defined in the
Acquisition Agreement), and (iii) certain wholly-owned subsidiaries of the Company purchased from the Seller Subsidiaries (as defined in the Acquisition Agreement) the International Assets (as defined in the Acquisition Agreement), subject to the Assumed International Liabilities (as defined in the Acquisition Agreement), (the purchase and sale of securities and assets pursuant to the Acquisition Agreement are referred to herein collectively as the "Stock/Asset Purchase"). Scanning, TxCom and the International Assets of the Seller
Subsidiaries comprised the Data Capture Group of Spectra-Physics AB, a multinational corporation based in Sweden.

     Simultaneously with the Stock/Asset Purchase, Acquisition Corp. consummated a merger with Scanning, in which Scanning was the surviving corporation and its name was changed to SpectraScan, Inc. ("SpectraScan").

         The aggregate purchase price paid to the Sellers under the Acquisition Agreement in respect of the Scanning Shares, the US Assets, the TxCom Shares and the International Assets was $138,997,000 subject to adjustment as provided in Sections 1.4 and 1.6 of the Acquisition Agreement (the "Purchase Price"). The Purchase Price was paid in the following manner:

         (1)    $123,997,000 in cash (the "Cash Payment") on the Closing Date.

         (2) the issuance by Acquisition Corp. of its $5,000,000 Subordinated Installment Promissory Note due 2001.

         (3) the issuance by the Company of 977,135 of its common shares; said shares having an aggregate fair market value (determined in accordance with the Acquisition Agreement) of $10,000,000.



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         The sources of funds for the Cash Payment were as follows:

                    (1)    $92,500,000 pursuant to a Credit Agreement dated July
                          12, 1996 among Acquisition Corp., as Borrower, the Company, as Guarantor, the Initial Lenders named therein and Fleet Bank, as Initial Issuing Bank and Administrative Agent. The Initial Lenders were Corestates Bank, N.A., Fleet Bank, Key Bank,
                          Manufacturers and Traders Trust Company, Pilgrim America Prime Rate Trust, and Sumitomo Bank.

                    (2)    $30,000,000  pursuant to 11.25%  Senior  Subordinated
                          Notes of SpectraScan, due June 30, 2006 issued pursuant to Securities Purchase Agreements dated July 12, 1996 between SpectraScan, the Company and the purchasers of the Senior Subordinated Notes. In connection therewith, the Company issued and sold to the Purchasers of the Senior Subordinated Notes warrants evidencing rights to purchase an aggregate of 975,000 of its Common Shares. The Purchasers of the Subordinated Notes and Warrants were John Hancock Mutual life Insurance Company, John Hancock Variable Life Insurance Company, the Lincoln National Life Insurance Company (MZP), Lincoln National Income Fund, Inc., Security- Connecticut Life Insurance Company, Security-Connecticut Corporation, and the Equitable Life Assurance Society of the United States.

                    (3)    $1,497,000 from the Company's cash on hand.

         The acquisition will be accounted for as a purchase. The Company will recognize a one-time write-off of in-process research and development in connection with the transaction aggregating approximately $60 million, pre-tax. In addition, the Company will recognize an acquisition related restructuring charge which amount will be finalized by September 30, 1996.

         (b) Scanning is a leading manufacturer of countertop and in-counter bar code scanners used primarily in retail checkout applications. The Company plans to continue Scanning's operations in Scanning's Eugene, Oregon facilities.

Item 5.  Other Events

         On July 12, 1996 the Company named John F. O'Brien, President of Scanning, as President of the Company. L. Michael Hone retains his position as the Company's Chairman and Chief Executive Officer.


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Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of business acquired:

                  It is impracticable to provide the Combined Financial Statements of the Data Capture Group of Spectra-Physics AB as of December 31, 1995 and December 31, 1994 at this time. They will be filed on later than September 25, 1996.

         (b)      Pro forma financial information:

                  It is impracticable to provide the pro forma financial information at this time. They will be filed no later than September 25, 1996.

         (c)      Exhibits:

         2.1 Asset and Stock Purchase Agreement among PSC Inc., Spectra-Physics, Inc. and Spectra-Physics Holding, S.A. dated May 20, 1996, as amended by letter dated July 12, 1996.

         3.1 Certificate of Merger of PSC Acquisition, Inc. into Spectra-Physics Scanning Systems, Inc.
filed with the Secretary of State of Delaware on July 12, 1996.

         4.1 Form of 11.25% Senior Subordinated Note of SpectraScan, Inc. due June 30, 2006 (Notes were issued to seven Purchasers in the aggregate principal amount of $30,000,000).

         4.2 Form of Note Guarantee dated July 12, 1996 made by PSC Inc. and each of the domestic subsidiaries of PSC Inc. to each of the Purchasers of the Senior Subordinated Notes.

         4.3 Form of Warrant issued to the Purchasers named in the Securities Purchase Agreements dated July 12, 1996 (Warrants were issued to seven Purchasers for an aggregate of 975,000 common shares of the Company).

         4.4 Subordinated Installment Promissory Note of PSC Acquisition, Inc. issued to Spectra-Physics, Inc. on July 12, 1996 in the principal amount of $5,000,000.

         4.5 Note Guarantee dated July 12, 1996 made by PSC Inc. to Spectra Physics, Inc.

         10.1 Securities Purchase Agreement dated July 12, 1996 among PSC Inc., SpectraScan, Inc. and Equitable Life Assurance Society of the United States (separate but identical Securities Purchase Agreements were addressed to each of the Other Purchasers of the Senior Subordinated Notes).


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         10.2 Credit Agreement dated July 12, 1996 among PSC Acquisition,  Inc., as Borrower, PSC Inc. as Guarantor, the Initial Lenders named therein and Fleet Bank as Initial Issuing Bank and Administrative Agent, together with Form of Term A Note, Form of Term B Note and Form of Working Capital Note.

         10.3 Registration Rights and Holdback Agreement dated July 12, 1996 between Spectra-Physics, Inc. and PSC Inc.

         10.4 Non-Compete Agreement dated July 12, 1996 between Spectra-Physics, Inc. and PSC Inc.

         10.5 Escrow Agreement dated July 12, 1996 among PSC Inc., Spectra-Physics, Inc. and The Chase Manhattan Bank N.A.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PSC Inc.
                                    (Registrant)



Dated:   July 25, 1996              By:     /s/ William J. Woodard
                                            William J. Woodard
                                            Vice President, Finance & Treasurer


Date:   July 25, 1996              By:      /s/ Scott D. Deverell
                                            Scott D. Deverell
                                            Controller & Principal Accounting
                                                 Officer